Waldorf Astoria Orlando Park Hotels & Resorts at NYSE Hilton Hawaiian Village Waikiki Beach Resort SEPTEMBER 30, 2017 Third Quarter 2017 Supplemental Data Exhibit 99.2

About Park and Safe Harbor Disclosure About Park Park (NYSE: PK) is a leading lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 67 premium-branded hotels and resorts with over 35,000 rooms located in prime U.S. and international markets with high barriers to entry. Over 85% of Park’s rooms are luxury and upper upscale and nearly 90% are located in the United States. Park is focused on delivering superior risk-adjusted returns by continuing to actively manage its assets and pursue a thoughtful external growth strategy while maintaining a strong and flexible balance sheet. Visit www.pkhotelsandresorts.com for more information. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, the effects of competition and the effects of future legislation or regulations and other non-historical statements. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements in this presentation and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2016, as such factors may be updated from time to time in Park’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental Financial Information Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“NAREIT”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

Financial Statements Non-GAAP Financial Measures Guidance Portfolio and Operating Metrics Debt Summary Definitions Table of Contents 4 7 14 18 29 31 New York Hilton Midtown Hilton Waikoloa Village Waldorf Astoria Orlando

Financial Statements Casa Marina, A Waldorf Astoria Resort Hilton Chicago Parc 55 San Francisco – a Hilton Hotel

Financial Statements Condensed Combined Consolidated Balance Sheets (unaudited, in millions, except share and per share data) June 30, 2017 December 31, 2016 ASSETS Property and equipment, net $8,495 $8,541 Investments in affiliates 87 81 Goodwill 605 604 Intangibles, net 43 44 Cash and cash equivalents 306 337 Restricted cash 18 13 Accounts receivable, net 188 130 Prepaid expenses 53 58 Other assets 22 26 TOTAL ASSETS $9,817 $9,834 LIABILITIES AND EQUITY Liabilities Debt $3,014 $3,012 Accounts payable and accrued expenses 178 167 Due to hotel manager 97 91 Due to Hilton Grand Vacations 210 210 Deferred income tax liabilities 123 2,437 Other liabilities 194 94 Total liabilities 3,816 6,011 Stockholders' Equity "Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 214,835,403 shares issued and outstanding as of June 30, 2017" 2 — Additional paid-in capital 3,823 — Retained earnings 2,277 — Accumulated other comprehensive loss (53) (67) Net Parent investment — 3,939 Total stockholders' equity 6,049 3,872 Noncontrolling interests (48) (49) Total equity 6,001 3,823 TOTAL LIABILITIES AND EQUITY $9,817 $9,834

Financial Statements (cont’d) Condensed Combined Consolidated Statements of Operations Three Months Ended Six Months Ended (unaudited, in millions, except per share data)    June 30,    June 30, 2017 2016 2017 2016 Revenues Rooms $469 $472 $901 $901 Food and beverage 200 200 392 380 Other 64 53 124 105 Total revenues 733 725 1,417 1,386 Operating expenses Rooms 118 118 232 232 Food and beverage 132 131 263 258 Other departmental and support 181 170 358 335 Other property-level 48 47 94 92 Management and franchise fees 39 25 73 51 Impairment loss — — — 15 Depreciation and amortization 73 74 143 147 Corporate and other 19 19 37 35 Total expenses 610 584 1,200 1,165 Gain on sale of assets, net — 1 — 1 Operating income 123 142 217 222 Interest income 1 1 1 1 Interest expense (31) (46) (61) (92) Equity in earnings from investments in affiliates 8 7 12 10 Loss on foreign currency transactions (4) (1) (3) (1) Other loss, net (1) (2) (1) (2) Income before income taxes 96 101 165 138 Income tax benefit (expense) 19 (39) 2,300 (53) Net income 115 62 2,465 85 Net income attributable to noncontrolling interests (3) (2) (3) (3)Net income attributable to stockholders $112 $60 $2,462 $82 Earnings per share: Earnings per share - Basic $0.52 $0.30 $11.79 $0.41 Earnings per share - Diluted $0.52 $0.30 $11.48 $0.41 Weighted average shares outstanding - Basic 214 198 208 198 Weighted average shares outstanding - Diluted 215 198 214 198 Dividends declared per common share $0.43 $— $0.86 $—

Non-GAAP Financial Measures Juniper Hotel Cupertino, Curio Collection Caribe Hilton DoubleTree Hotel Washington DC – Crystal City

Non-GAAP Financial Measures EBITDA, Adjusted EBITDA and Pro-forma Adjusted EBITDA (1) Includes adjustments for incremental fees based on the terms of the post spin-off management agreements and estimated non-income taxes on certain REIT leases. Three Months Ended Six Months Ended (unaudited, in millions)    June 30,    June 30, 2017 2016 2017 2016 Net income $115 $62 $2,465 $85 Depreciation and amortization expense 73 74 143 147 Interest income (1) (1) (1) (1) Interest expense 31 46 61 92 Income tax (benefit) expense (19) 39 (2,300) 53 "Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 7 7 12 13 EBITDA 206 227 380 389 Gain on sales of assets, net — (1) — (1) Loss on foreign currency transactions 4 1 3 1 Transition costs 1 — 2 — Share-based compensation expense 4 — 7 — Impairment loss — — — 15 Other gains and losses 2 8 2 11 Adjusted EBITDA 217 235 394 415 Less: Spin-off adjustments(1) — (17) — (27) Pro-forma Adjusted EBITDA $217 $218 $394 $388

Non-GAAP Financial Measures (cont’d) Pro-forma Comparable Hotel Adjusted EBITDA and Pro-forma Comparable Hotel Adjusted EBITDA Margin Three Months Ended Six Months Ended (unaudited, dollars in millions) June 30, June 30, 2017 2016 2017 2016 Pro-forma Adjusted EBITDA $217 $218 $394 $388 Less: Adjusted EBITDA from investments in affiliates 15 14 24 23 Less: All other(1) (10) (11) (21) (22) Pro-forma Hotel Adjusted EBITDA 212 215 391 387 Less: Non-comparable hotels 11 8 25 19 Pro-forma Comparable Hotel Adjusted EBITDA $201 $207 $366 $368 (1) Includes EBITDA from Park's laundry business and certain corporate expenses. Three Months Ended Six Months Ended June 30, June 30, 2017 2016 2017 2016 Total Revenue $733 $725 $1,417 $1,386 Less: Revenue from laundry facilities 3 3 6 6 Add: Spin-off adjustments(1) — 5 — 10 Less: Non-comparable hotels 40 41 85 86 Pro-forma Comparable Hotel Revenue $690 $686 $1,326 $1,304 " (1) Includes $5 million and $10 million, respectively, for the three and six months ended June 30, 2016, of allocated costs previously excluded from other hotel revenue for services provided to Hilton Grand Vacations (""HGV"") at Hilton Hawaiian Village Beach Resort. In connection with the spin-off, Park entered into a services agreement with HGV. " Three Months Ended Six Months Ended June 30, June 30, 2017 2016 2017 2016 Pro-forma Comparable Hotel Revenue $690 $686 $1,326 $1,304 Pro-forma Comparable Hotel Adjusted EBITDA $201 $207 $366 $368 Pro-forma Comparable Hotel Adjusted EBITDA margin 29.2% 30.3% 27.6% 28.2%

Non-GAAP Financial Measures (cont’d) NAREIT FFO, Adjusted FFO, Pro-forma Adjusted FFO (1)Includes derecognition of deferred tax liabilities for the three and nine months ended September 30, 2017, of $48 million and $2,360 million, respectively, associated with Park’s intention to be taxed as a REIT. (2) Includes adjustments for Park’s historical debt and related balances and interest expense to give the net effect to financing transactions that were completed prior to spin-off, incremental fees based on the terms of the post spin-off management agreements, adjustments to income tax expense based on Park’s post spin-off REIT tax structure and estimated non-income taxes on certain REIT leases. (3)For 2016, per share amounts were calculated using the number of shares of common stock outstanding upon the completion of the spin-off. Per share amounts are calculated based on unrounded numbers and are calculated independently for each period presented; therefore, the sum of quarterly FFO does not equal the FFO for the nine months. (4)For 2016, amounts are calculated on a Pro-forma basis. Three Months Ended Six Months Ended (unaudited, in millions, except per share data) June 30, June 30, 2017 2016 2017 2016 Net income attributable to stockholders $112 $60 $2,462 $82 Depreciation and amortization expense 73 74 143 147 "Depreciation and amortization expense attributable to noncontrolling interests" (1) (1) (2) (2) Gain on sales of assets, net — (1) — (1) Impairment loss — — — 15 Equity investment adjustments: Equity in earnings from investments in affiliates (8) (7) (12) (10) Pro rata FFO of equity investments 10 12 18 19 NAREIT FFO attributable to stockholders 186 137 2,609 250 Loss on foreign currency transactions 4 1 3 1 Transition costs 1 — 2 — Share-based compensation expense 4 — 7 — Other gains and losses(1) (22) — (2,310) — Adjusted FFO attributable to stockholders 173 138 311 251 Less: Spin-off adjustments(2) — 32 — 47 Pro-forma Adjusted FFO attributable to stockholders $173 $170 $311 $298 NAREIT FFO per share - Diluted(3) $0.87 $0.70 $12.19 $1.27 Adjusted FFO per share - Diluted(3)(4) $0.81 $0.87 $1.45 $1.52 Weighted average shares outstanding - Diluted 215 198 214 198

General and Administrative Expenses Non-GAAP Financial Measures (cont’d) (unaudited, in millions) Three Months Ended Six Months Ended June 30, June 30, 2017 2016 2017 2016 Corporate and other expenses $19 $19 $37 $35 Less: Laundry expenses 3 4 7 7 Share-based compensation expense 4 — 7 — Transition costs 1 — 2 — Other adjustment items 1 5 1 7 "G&A, excluding laundry, share-based compensation, transition costs, and other adjustment items" $10 $10 $20 $21

Non-GAAP Financial Measures (cont’d) Net Debt and Net Debt to Pro-forma Adjusted EBITDA Ratio (1) Trailing twelve months (“TTM”) data is presented for Pro-forma Adjusted EBITDA at September 30, 2017 (see slide 13). (unaudited, in millions) June 30, 2017 December 31, 2016 Debt $3,014 $3,012 Add: unamortized deferred financing costs 13 14 "Long-term debt, including current maturities and excluding unamortized deferred financing costs" 3,027 3,026 "Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs" 215 214 Less: cash and cash equivalents (306) (337) Less: restricted cash and cash equivalents (18) (13) Debt, net $2,918 $2,890 Pro-forma Adjusted EBITDA(1) $762 $756 Net debt to pro-forma Adjusted EBITDA ratio 3.8x 3.8x

Non-GAAP Financial Measures (cont’d) TTM Pro-forma Adjusted EBITDA (1) TTM September 30, 2017 is calculated as the year ended December 31, 2016 plus the nine months ended September 30, 2017 less the nine months ended September 30, 2016. (2) Includes adjustments for incremental fees based on the terms of the post spin-off management agreements and estimated non-income taxes on certain REIT leases. Three Months Ended Six Months Ended (unaudited, dollars in millions) June 30, June 30, 2017 2016 2017 2016 Pro-forma Adjusted EBITDA $217 $218 $394 $388 Less: Adjusted EBITDA from investments in affiliates 15 14 24 23 Less: All other(1) (10) (11) (21) (22) Pro-forma Hotel Adjusted EBITDA 212 215 391 387 Less: Non-comparable hotels 11 8 25 19 Pro-forma Comparable Hotel Adjusted EBITDA $201 $207 $366 $368 (1) Includes EBITDA from Park's laundry business and certain corporate expenses. Three Months Ended Six Months Ended June 30, June 30, 2017 2016 2017 2016 Total Revenue $733 $725 $1,417 $1,386 Less: Revenue from laundry facilities 3 3 6 6 Add: Spin-off adjustments(1) — 5 — 10 Less: Non-comparable hotels 40 41 85 86 Pro-forma Comparable Hotel Revenue $690 $686 $1,326 $1,304 " (1) Includes $5 million and $10 million, respectively, for the three and six months ended June 30, 2016, of allocated costs previously excluded from other hotel revenue for services provided to Hilton Grand Vacations (""HGV"") at Hilton Hawaiian Village Beach Resort. In connection with the spin-off, Park entered into a services agreement with HGV. " Three Months Ended Six Months Ended June 30, June 30, 2017 2016 2017 2016 Pro-forma Comparable Hotel Revenue $690 $686 $1,326 $1,304 Pro-forma Comparable Hotel Adjusted EBITDA $201 $207 $366 $368 Pro-forma Comparable Hotel Adjusted EBITDA margin 0.0% 0.0% 0.0% 28.2% Year Ended Six Months Ended TTM(1) (unaudited, in millions) December 31, June 30, June 30, 2016 2017 2016 2017 Net income $139 $2,465 $85 2,519 Depreciation and amortization expense 300 143 147 296 Interest income (2) (1) (1) (2) Interest expense 181 61 92 150 Income tax (benefit) expense 82 (2,300) 53 (2,271) "Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 24 12 13 23 EBITDA 724 380 389 715 Gain on sales of assets, net (1) — (1) — Loss on foreign currency transactions (3) 3 1 (1) Transition costs 26 2 — 28 Share-based compensation expense — 7 — 7 Impairment loss 15 — 15 — Impairment loss included in equity in earnings from investments in affiliates 17 — — 17 Other gains and losses 25 2 11 16 Other adjustment items 11 — — 11 Adjusted EBITDA 814 394 415 793 Less: Adjusted EBITDA from hotels disposed of (1) — — (1) Less: Spin-off adjustments(2) (57) — (27) (30) Pro-forma Adjusted EBITDA $756 $394 $388 $762 (1) TTM June 30, 2017 is calculated as the six months ended June 30, 2017 plus the year ended December 31, 2016 less the six months ended June 30, 2016. (2) Spin-off Adjustments include adjustments for incremental fees based on the terms of the post spin-off management agreements and estimated non-income taxes on certain REIT leases.

Guidance Hilton San Francisco Union Square Hilton Waikoloa Village Hilton Chicago

Guidance 2017 Updated Guidance (1) Excludes unconsolidated joint ventures. (2) Excludes Hilton Waikoloa Village, Embassy Suites Washington DC Georgetown and Caribe Hilton. (3)Excludes an income tax benefit of $2,360 million for the nine months ended September 30, 2017, resulting from the derecognition of deferred tax liabilities associated with Park’s intention to be taxed as a REIT. (4) Per share amounts are calculated based on unrounded numbers. (5) General and administrative expenses excludes $14 million of non-cash share-based compensation expense and $9 million of transition costs. (unaudited, in millions, except per share data) 2017 Outlook Variance to Prior Outlook as of August 2, 2017 as of May 3, 2017 Metric Low High Low High Comparable RevPAR Growth(1)(2) 0.0% 1.0% 0.0% (1.0)% Net income(3) $257 $280 $7 $3 Net income attributable to stockholders(3) $251 $274 $6 $2 Diluted earnings per share(3)(4) $1.17 $1.28 $0.03 $0.01 Adjusted EBITDA $740 $765 $5 $— Comparable Hotel Adjusted EBITDA margin change(1)(2) (80) bps 0 bps 0 bps 0 bps Adjusted FFO per share - Diluted(3)(4) $2.70 $2.80 $0.05 $0.03 Weighted average diluted shares outstanding 214.5 214.5 0 0 Corporate G&A(5) $42 $42 $(3) $(3) (1) Excludes unconsolidated joint ventures (2) Excludes Hilton Waikoloa Village and Embassy Suites Washington DC Georgetown. (3) Excludes an income tax benefit of $2,312 million for the six months ended June 30, 2017, resulting from the derecognition of deferred tax liabilities associated with Park’s intention to be taxed as a REIT. (4) Per share amounts are calculated based on unrounded numbers. (5) General and administrative expenses excludes $12 million of non-cash share-based compensation expense and $10 million of transition costs.

Guidance (cont’d) EBITDA (1)Excludes an income tax benefit of $2,360 million for the nine months ended September 30, 2017, resulting from the derecognition of deferred tax liabilities associated with Park’s intention to be taxed as a REIT. Year Ending (unaudited, in millions) December 31, 2017 Low Case High Case Net income(1) $257 $280 Depreciation and amortization expense 291 291 Interest income (2) (2) Interest expense 125 125 Income tax expense(1) 19 21 "Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 23 23 EBITDA 713 738 Loss on foreign currency transactions 3 3 Transition costs 10 10 Share-based compensation expense 12 12 Other gains and losses 2 2 Adjusted EBITDA $740 $765 (1) Excludes an income tax benefit of $2,312 million for the six months ended June 30, 2017, resulting from the derecognition of deferred tax liabilities associated with Park’s intention to be taxed as a REIT.

Guidance (cont’d) FFO (1)Excludes an income tax benefit of $2,360 million for the nine months ended September 30, 2017, resulting from the derecognition of deferred tax liabilities associated with Park’s intention to be taxed as a REIT. (2)Per share amounts are calculated based on unrounded numbers. Year Ending (unaudited, in millions except per share data) December 31, 2017 Low Case High Case Net income attributable to stockholders(1) $251 $274 Depreciation and amortization expense 288 288 Equity investment adjustments: Equity in earnings from investments in affiliates (21) (21) Pro rata FFO of equity investments 33 33 NAREIT FFO attributable to stockholders(1) 551 574 Loss on foreign currency transactions 3 3 Transition costs 10 10 Share-based compensation expense 12 12 Other gains and losses 2 2 Adjusted FFO attributable to stockholders(1) $578 $601 Adjusted FFO per share - Diluted(1)(2) $2.70 $2.80 Weighted average diluted shares outstanding 214.5 214.5 (1) Excludes an income tax benefit of $2,312 million for the six months ended June 30, 2017, resulting from the derecognition of deferred tax liabilities associated with Park’s intention to be taxed as a REIT. (2) Per share amounts are calculated based on unrounded numbers.

Portfolio and Operating Metrics New York Hilton Midtown Conrad Dublin Hilton New Orleans Riverside

Portfolio and Operating Metrics Hotel Portfolio (1) Single $725 CMBS loan secured by Hilton San Francisco Union Square and Parc 55 Hotel San Francisco. Consolidated Domestic Portfolio Hotel Name Rooms Market Meeting Space Ownership Equity Ownership "Debt (in millions)" Hilton Hawaiian Village Waikiki Beach Resort 2,860 Hawaii 150,000 Fee Simple 100% $1,275 New York Hilton Midtown 1,929 New York 151,000 Fee Simple 100% — Hilton San Francisco Union Square 1,919 Northern CA 130,000 Fee Simple 100% $725 (1) Hilton New Orleans Riverside 1,622 New Orleans 130,000 Fee Simple 100% — Hilton Chicago 1,544 Chicago 234,000 Fee Simple 100% — Hilton Waikoloa Village 1,244 Hawaii 235,000 Fee Simple 100% — Parc 55 San Francisco - a Hilton Hotel 1,024 Northern CA 30,000 Fee Simple 100% — (1) Hilton Orlando Bonnet Creek 1,009 Florida 132,000 Fee Simple 100% — Hilton Chicago O’Hare Airport 860 Chicago 37,000 Leasehold 100% — DoubleTree Hotel Seattle Airport 850 Other U.S. 34,000 Leasehold 100% — Hilton Orlando Lake Buena Vista 814 Florida 78,000 Leasehold 100% — Caribe Hilton 748 Other U.S. 130,000 Fee Simple 100% — DoubleTree Hotel Washington DC – Crystal City 627 Washington, D.C. 30,000 Fee Simple 100% — Hilton Boston Logan Airport 599 Other U.S. 30,000 Leasehold 100% — Pointe Hilton Squaw Peak Resort 563 Other U.S. 53,000 Fee Simple 100% — Hilton Miami Airport 508 Florida 32,000 Fee Simple 100% — Hilton Atlanta Airport 507 Other U.S. 34,000 Fee Simple 100% — DoubleTree Hotel San Jose 505 Northern CA 48,000 Fee Simple 100% — Hilton Salt Lake City Center 499 Other U.S. 24,000 Leasehold 100% — Waldorf Astoria Orlando 502 Florida 42,000 Fee Simple 100% — DoubleTree Hotel Ontario Airport 482 Southern CA 27,000 Fee Simple 67% $30 Hilton McLean Tysons Corner 458 Washington, D.C. 27,000 Fee Simple 100% — Hilton Seattle Airport & Conference Center 396 Other U.S. 40,000 Leasehold 100% — DoubleTree Hotel Spokane City Center 375 Other U.S. 21,000 Fee Simple 10% $12 The Fess Parker Santa Barbara Hotel - a DoubleTree Resort 360 Southern CA 40,000 Fee Simple 50% $165 Hilton Oakland Airport 360 Northern CA 16,000 Leasehold 100% — Hilton New Orleans Airport 317 New Orleans 21,000 Fee Simple 100% — Casa Marina, A Waldorf Astoria Resort 311 Florida 11,000 Fee Simple 100% — Hilton Short Hills 304 Other U.S. 16,000 Fee Simple 100% — DoubleTree Hotel San Diego – Mission Valley 300 Southern CA 24,000 Leasehold 100% — Embassy Suites Parsippany 274 Other U.S. 12,000 Fee Simple 100% — Embassy Suites Kansas City Plaza 266 Other U.S. 11,000 Leasehold 100% — Embassy Suites Austin Downtown Town Lake 259 Other U.S. 2,000 Leasehold 100% — DoubleTree Hotel Sonoma Wine Country 245 Northern CA 50,000 Leasehold 100% — Embassy Suites Atlanta Perimeter Center 241 Other U.S. 4,000 Fee Simple 100% — Embassy Suites San Rafael Marin County 236 Northern CA 7,000 Fee Simple 100% — Juniper Hotel Cupertino, Curio Collection 224 Northern CA 5,000 Fee Simple 100% — Hilton Chicago/Oak Brook Suites 211 Chicago 3,000 Fee Simple 100% — Embassy Suites Kansas City Overland Park 199 Other U.S. 2,000 Fee Simple 100% — Embassy Suites Washington DC Georgetown 197 Washington, D.C. 3,000 Fee Simple 100% — Embassy Suites Phoenix Airport 182 Other U.S. 5,000 Leasehold 100% —

Portfolio and Operating Metrics (cont’d) Hotel Portfolio Consolidated Domestic Portfolio cont'd Hotel Name Rooms Market Meeting Space Ownership Equity Ownership "Debt (in millions)" Hilton Garden Inn LAX/El Segundo 162 Southern CA 3,000 Fee Simple 100% — DoubleTree Hotel Durango 159 Other U.S. 6,000 Leasehold 100% — The Reach, A Waldorf Astoria Resort 150 Florida 15,000 Fee Simple 100% — Hampton Inn & Suites Memphis – Shady Grove 130 Other U.S. 1,000 Fee Simple 100% — Hilton Garden Inn Chicago/Oak Brook Terrace 128 Chicago 2,000 Fee Simple 100% — Total Consolidated Domestic Portfolio 27,659 2,138,000 $2,207 Consolidated International Portfolio Hotel Name Rooms Market Meeting Space Ownership Equity Ownership "Debt (in millions)" Hilton São Paulo Morumbi 503 International 27,000 Fee Simple 100% — Hilton Durban 327 International 9,000 Fee Simple 100% — Hilton Blackpool 278 International 16,000 Fee Simple 100% — Hilton Rotterdam 254 International 19,000 Fee Simple 100% — Hilton Belfast 198 International 14,000 Fee Simple 100% — Hilton London Angel Islington 188 International 400 Leasehold 100% — Hilton Edinburgh Grosvenor 184 International 9,000 Fee Simple 100% $15 Hilton Coylumbridge 175 International 6,000 Fee Simple 100% — Hilton Bath City 173 International 4,000 Leasehold 100% — Hilton Nuremberg Hotel 152 International 12,000 Leasehold 100% — Hilton Milton Keynes 138 International 6,000 Fee Simple 100% — Hilton Sheffield Hotel 128 International 12,000 Leasehold 100% — Total Consolidated International Portfolio 2,698 134,400 $15 Total Consolidated Portfolio 30,357 2,272,400 $2,222 Unconsolidated Joint Venture Domestic Portfolio Hotel Name Rooms Market Meeting Space Ownership Equity Ownership "Pro-Rata Debt (in millions)" Hilton Orlando 1,417 Florida 225,000 Fee Simple 20% $75 Hilton San Diego Bayfront 1,190 Southern CA 165,000 Leasehold 25% $55 Capital Hilton 550 Washington, D.C. 30,000 Fee Simple 25% $24 Hilton La Jolla Torrey Pines 394 Southern CA 41,000 Leasehold 25% $24 Embassy Suites Alexandria Old Town 288 Washington, D.C. 7,000 Fee Simple 50% $26 Embassy Suites Secaucus Meadowlands 261 Other U.S. 1,000 Leasehold 50% — DoubleTree Hotel Las Vegas Airport 190 Other U.S. 3,000 Fee Simple 50% — Total Unconsolidated Joint Venture Domestic Portfolio 4,290 472,000 $204 Unconsolidated Joint Venture International Portfolio Hotel Name Rooms Market Meeting Space Ownership Equity Ownership "Pro-Rata Debt (in millions)" Hilton Berlin 601 International 14,000 Fee Simple 40% — Conrad Dublin 192 International 15,000 Fee Simple 48% $11 Total Unconsolidated Joint Venture International Portfolio 793 29,000 $11 Total Unconsolidated Joint Venture Portfolio 5,083 501,000 $215 TOTAL PARK HOTELS & RESORTS PORTFOLIO 35,440 2,773,400 $2,437

Portfolio and Operating Metrics (cont’d) Comparable Hotels By Market and Hotel Type: Q3 2017 vs. Q3 2016 (1) Calculated based on unrounded numbers. (2) Excludes unconsolidated joint ventures. (unaudited) Comparable ADR Comparable Occupancy Comparable RevPAR Hotels Rooms 2Q17 2Q16 Change(1) 2Q17 2Q16 Change(1) 2Q17 2Q16 Change(1) Hawaii 1 2,860 $250.44 $241.39 3.8% 93.1% 93.8% (0.7)% pts $233.22 $226.46 3.0% Northern California 7 4,513 224.35 237.18 (5.4) 87.1 89.1 (2.0) 195.43 211.40 (7.6) Florida 6 3,294 201.57 198.25 1.7 85.9 83.3 2.6 173.18 165.10 4.9 Other 17 6,551 170.03 160.92 5.7 80.6 81.8 (1.2) 137.07 131.68 4.1 New Orleans 2 1,939 187.60 191.24 (1.9) 79.2 82.7 (3.5) 148.60 158.14 (6.0) Chicago 4 2,743 195.41 193.48 1.0 80.8 82.5 (1.8) 157.82 159.70 (1.2) New York 1 1,929 297.66 296.72 0.3 89.3 93.2 (3.9) 265.72 276.53 (3.9) Southern California 4 1,304 173.52 166.40 4.3 88.9 87.2 1.70 154.25 145.07 6.3 Washington, D.C. 2 1,085 186.30 179.05 4.0 89.4 89.8 (0.4) 166.54 160.75 3.6 Total Domestic 44 26,218 $207.67 $205.88 0.9% 85.1% 86.1% (1.0)% pts $176.70 $177.35 (0.4)% Total International 12 2,698 $142.13 $140.21 1.4% 76.4% 76.1% 0.3% pts $108.63 $106.72 1.8% All Markets(2) 56 28,916 $202.13 $200.41 0.9% 84.3% 85.2% (0.9)% pts $170.35 $170.77 (0.2)% (unaudited) Comparable ADR Comparable Occupancy Comparable RevPAR Hotels Rooms 2Q17 2Q16 Change(1) 2Q17 2Q16 Change(1) 2Q17 2Q16 Change(1) Resort 10 7,006 $225.84 $218.06 3.6% 86.8% 85.7% 1.1% pts $196.00 $186.79 4.9% Urban 18 12,140 215.37 221.37 (2.7) 82.7 84.5 (1.9) 178.04 187.13 (4.9) Airport 13 6,355 170.31 161.38 5.5 86.1 88.1 (2.1) 146.57 142.21 3.1 Suburban 15 3,415 165.12 163.43 1.0 81.6 81.3 0.3 134.66 132.83 1.4 All Types(2) 56 28,916 $202.13 $200.41 0.9% 84.3% 85.2% (0.9)% pts $170.35 $170.77 (0.2)%

Portfolio and Operating Metrics (cont’d) Comparable Hotels By Market and Hotel Type: Q3 2017 vs. Q3 2016 (1) Calculated based on unrounded numbers. (2) Excludes unconsolidated joint ventures. (unaudited, dollars in millions) Comparable Hotel Adjusted EBITDA Comparable Hotel Revenue "Comparable Hotel Adjusted EBITDA Margin" Hotels Rooms 2Q17 2Q16 Change(1) 2Q17 2Q16 Change(1) 2Q17 2Q16 Change Hawaii 1 2,860 $36 $33 8.2% $106 $98 8.1% 33.8% 33.8% 0 bps Northern California 7 4,513 28 37 (23.8) 106 116 (8.4) 26.5 31.9 (540) Florida 6 3,294 32 30 8.4 96 92 4.2 33.8 32.5 130 Other 17 6,551 28 27 2.7 112 110 2.5 24.5 24.5 0 New Orleans 2 1,939 17 19 (8.4) 44 46 (3.1) 39.3 41.6 (230) Chicago 4 2,743 18 21 (14.7) 63 67 (6.1) 27.9 30.8 (290) New York 1 1,929 17 15 9.2 74 71 4.6 22.7 21.8 90 Southern California 4 1,304 9 8 5.3 27 25 6.3 33.0 33.3 (30) Washington, D.C. 2 1,085 7 7 3.9 24 23 3.8 29.9 29.9 0 Total Domestic 44 26,218 $192 $197 (2.7)% $652 $648 0.8% 29.4% 30.5% (110) bps Total International 12 2,698 $9 $10 (7.8)% $38 $37 1.4% 24.9% 27.4% (250) bps All Markets(2) 56 28,916 $201 $207 (3.0)% $690 $685 0.8% 29.2% 30.3% (110) bps (unaudited, dollars in millions) Comparable Hotel Adjusted EBITDA Comparable Hotel Revenue "Comparable Hotel Adjusted EBITDA Margin" Hotels Rooms 2Q17 2Q16 Change(1) 2Q17 2Q16 Change(1) 2Q17 2Q16 Change Resort 10 7,006 $74 $67 9.1% $221 $207 6.8% 33.3% 32.6% 70 bps Urban 18 12,140 80 92 (12.6) 294 305 (3.6) 27.3 30.2 (290) Airport 13 6,355 32 33 (2.7) 117 117 0.8 27.6 28.6 (100) Suburban 15 3,415 15 15 1.5 58 56 2.9 25.7 26.1 (40) All Types(2) 56 28,916 $201 $207 (3.0)% $690 $685 0.8% 29.2% 30.3% (110) bps

Portfolio and Operating Metrics (cont’d) Comparable Hotels By Market and Hotel Type: YTD 2017 vs. YTD 2016 (1) Calculated based on unrounded numbers. (2) Excludes unconsolidated joint ventures. (unaudited) Comparable ADR Comparable Occupancy Comparable RevPAR Hotels Rooms YTD17 YTD16 Change(1) YTD17 YTD16 Change(1) YTD17 YTD16 Change(1) Hawaii 1 2,860 $252.06 $242.38 4.0% 93.6% 94.0% (0.4)% pts $235.88 $227.87 3.5% Northern California 7 4,513 235.32 241.57 (2.6) 83.1 85.3 (2.2) 195.52 206.02 (5.1) Florida 6 3,294 224.24 223.23 0.5 85.9 83.9 2.0 192.65 187.27 2.9 Other 17 6,551 167.57 160.28 4.6 78.7 79.6 (0.9) 131.91 127.56 3.4 New Orleans 2 1,939 192.32 192.53 (0.1) 77.1 78.6 (1.5) 148.32 151.33 (2.0) Chicago 4 2,743 172.54 171.68 0.5 72.4 71.4 1.1 124.97 122.51 2.0 New York 1 1,929 271.24 271.89 (0.2) 83.3 84.0 (0.7) 225.86 228.41 (1.1) Southern California 4 1,304 167.14 161.95 3.2 85.2 87.0 (1.7) 142.47 140.83 1.2 Washington, D.C. 2 1,085 179.89 169.72 6.0 81.2 80.9 0.3 146.09 137.37 6.3 Total Domestic 44 26,218 $207.78 $205.13 1.3% 82.0% 82.5% (0.5)% pts $170.34 $169.22 0.7% Total International 12 2,698 $134.70 $136.41 (1.3)% 71.2% 71.2% (0.1)% pts $95.85 $97.15 (1.3)% All Markets(2) 56 28,916 $201.78 $199.52 1.1% 81.0% 81.4% (0.4)% pts $163.39 $162.50 0.5% (unaudited) Comparable ADR Comparable Occupancy Comparable RevPAR Hotels Rooms TD17 YTD16 Change(1) YTD17 YTD16 Change(1) YTD17 YTD16 Change(1) Resort 10 7,006 $235.46 $229.30 2.7% 86.4% 85.8% 0.6% pts $203.33 $196.73 3.4% Urban 18 12,140 212.76 215.74 (1.4) 77.7 78.9 (1.2) 165.41 170.23 (2.8) Airport 13 6,355 163.67 156.32 4.7 83.6 84.3 (0.8) 136.75 131.84 3.7 Suburban 15 3,415 161.73 160.16 1.0 76.6 76.2 0.4 123.88 122.01 1.5 All Types(2) 56 28,916 $201.78 $199.52 1.1% 81.0% 81.4% (0.4)% pts $163.39 $162.50 0.5%

Portfolio and Operating Metrics (cont’d) Comparable Hotels By Market and Hotel Type: YTD 2017 vs. YTD 2016 (1) Calculated based on unrounded numbers. (2) Excludes unconsolidated joint ventures. (unaudited, dollars in millions) Comparable Hotel Adjusted EBITDA Comparable Hotel Revenue "Comparable Hotel Adjusted EBITDA Margin" Hotels Rooms YTD17 YTD16 Change(1) YTD17 YTD16 Change(1) YTD17 YTD16 Change Hawaii 1 2,860 $71 $66 7.6% $208 $194 7.3% 34.2% 34.1% 10 bps Northern California 7 4,513 58 67 (13.9) 216 224 (3.3) 26.8% 30.1% (330) Florida 6 3,294 75 73 2.4 204 200 2.0 36.4% 36.3% 10 Other 17 6,551 50 49 1.3 216 212 2.0 23.0% 23.1% (10) New Orleans 2 1,939 35 37 (4.0) 89 90 (1.3) 39.8% 40.9% (110) Chicago 4 2,743 21 20 0.7 106 103 2.0 19.3% 19.6% (30) New York 1 1,929 17 15 20.0 128 122 4.8 13.7% 12.0% 170 Southern California 4 1,304 15 16 (3.3) 50 50 1.4 30.3% 31.8% (150) Washington, D.C. 2 1,085 10 9 11.6 42 40 4.0 25.2% 23.5% 170 Total Domestic 44 26,218 $352 $352 0.0% $1,259 $1,235 1.9% 28.0% 28.5% (50) bps Total International 12 2,698 $14 $16 (14.8)% $67 $68 (0.6)% 20.3% 23.7% (340) bps All Markets(2) 56 28,916 $366 $368 (0.6)% $1,326 $1,303 1.8% 27.6% 28.3% (70) bps (unaudited, dollars in millions) Comparable Hotel Adjusted EBITDA Comparable Hotel Revenue "Comparable Hotel Adjusted EBITDA Margin" Hotels Rooms YTD17 YTD16 Change(1) YTD17 YTD16 Change(1) YTD17 YTD16 Change Resort 10 7,006 $153 $146 4.7% $445 $426 4.5% 34.3% 34.2% 10 bps Urban 18 12,140 135 144 (6.1) 554 556 (0.2) 24.3% 25.9% (160) Airport 13 6,355 55 54 2.0 221 216 2.2 25.1% 25.1% 0 Suburban 15 3,415 23 24 (5.6) 106 105 0.9 21.8% 23.3% (150) All Types(2) 56 28,916 $366 $368 (0.6)% $1,326 $1,303 1.8% 27.6% 28.3% (70) bps

Portfolio and Operating Metrics (cont’d) Top 10 Assets: Q3 2017 vs. Q3 2016 (1)Calculated based on unrounded numbers. (2)Classified as a non-comparable hotel. (3)Includes non-comparable hotels and excludes unconsolidated joint ventures. (unaudited) ADR Occupancy RevPAR 2Q17 2Q16 Change(1) 2Q17 2Q16 Change(1) 2Q17 2Q16 Change(1) Top 10 Hotels 1 Hilton Hawaiian Village Waikiki Beach Resort $250.44 $241.39 3.8% 93.1% 93.8% (0.7)% pts $233.22 $226.46 3.0% 2 New York Hilton Midtown 297.66 296.72 0.3 89.3 93.2 (3.9) 265.72 276.53 (3.9) 3 Hilton San Francisco Union Square 242.36 262.13 (7.5) 85.6 90.5 (4.9) 207.56 237.24 (12.5) 4 Hilton Waikoloa Village 209.74 203.88 2.9 69.5 69.8 (0.2) 145.87 142.25 2.5 5 Hilton New Orleans Riverside 200.31 202.44 (1.1) 78.8 83.1 (4.3) 157.84 168.22 (6.2) 6 Hilton Chicago 218.28 222.50 (1.9) 81.1 78.8 2.3 176.98 175.31 0.9 7 Hilton Orlando Bonnet Creek 174.98 175.95 (0.6) 86.8 82.4 4.4 151.80 144.91 4.8 8 Parc 55 San Francisco - a Hilton Hotel 231.75 258.22 (10.3) 90.2 91.5 (1.3) 208.94 236.17 (11.5) 9 Waldorf Astoria Orlando 260.96 259.76 0.5 84.0 80.7 3.2 219.09 209.66 4.5 10 Casa Marina, A Waldorf Astoria Resort 366.69 357.70 2.5 83.8 85.0 (1.1) 307.44 303.90 1.2 Sub-total Top 10 Hotels $240.36 $243.64 (1.3)% 85.3% 86.6% (1.3)% pts $204.91 $210.88 (2.8)% Top 11-25 Hotels $187.43 $179.10 4.7% 83.6% 85.2% (1.6)% pts $156.61 $152.60 2.6% Sub-total Top 25 Hotels $221.04 $220.03 0.5% 84.6% 86.1% (1.4)% pts $187.05 $189.34 (1.2)% All Other Consolidated Hotels $152.16 $144.34 5.4% 81.3% 79.9% 1.4% pts $123.74 $115.27 7.3% Total Consolidated Portfolio(2) $202.96 $200.68 1.1% 83.7% 84.4% (0.7)% pts $169.94 $169.33 0.4%

Portfolio and Operating Metrics (cont’d) Top 10 Assets: Q3 2017 vs. Q3 2016 (1)Calculated based on unrounded numbers. (2)Classified as a non-comparable hotel. (3)Includes non-comparable hotels and excludes unconsolidated joint ventures. (unaudited, dollars in millions) Hotel Adjusted EBITDA Hotel Revenue " Hotel Adjusted EBITDA Margin" 2Q17 2Q16 Change(1) 2Q17 2Q16 Change(1) 2Q17 2Q16 Change Top 10 Hotels 1 Hilton Hawaiian Village Waikiki Beach Resort $36 $33 8.2% $106 $98 8.1% 33.8% 33.8% 0 bps 2 New York Hilton Midtown 17 15 9.2 74 71 4.6 22.7 21.8 90 3 Hilton San Francisco Union Square 13 20 (32.6) 51 59 (14.1) 26.0 33.1 (710) 4 Hilton Waikoloa Village 9 8 20.6 34 33 3.9 26.2 22.6 360 5 Hilton New Orleans Riverside 16 17 (6.9) 40 42 (2.7) 39.9 41.7 (180) 6 Hilton Chicago 12 14 (16.0) 41 44 (6.3) 28.8 32.1 (330) 7 Hilton Orlando Bonnet Creek 13 12 8.7 33 32 2.8 38.8 36.7 210 8 Parc 55 San Francisco - a Hilton Hotel 6 9 (25.9) 23 25 (8.9) 27.2 33.5 (630) 9 Waldorf Astoria Orlando 5 4 23.0 19 17 8.0 26.6 23.4 320 10 Casa Marina, A Waldorf Astoria Resort 5 5 (3.6) 13 13 0.4 38.7 40.4 (170) Sub-total Top 10 Hotels $132 $137 (3.4)% $434 $434 0.1% 30.4% 31.5% (110) bps Top 11-25 Hotels $48 $49 (2.7)% $173 $171 1.0% 27.8% 28.8% (100) bps Sub-total Top 25 Hotels $180 $186 (3.2)% $607 $605 0.3% 29.6% 30.7% (110) bps All Other Consolidated Hotels $32 $29 11.4% $123 $115 7.0% 26.5% 25.4% 110 bps Total Consolidated Portfolio(2) $212 $215 (1.2)% $730 $720 1.4% 29.1% 29.9% (80) bps

Portfolio and Operating Metrics (cont’d) Top 10 Assets: YTD 2017 vs. YTD 2016 (1)Calculated based on unrounded numbers. (2)Classified as a non-comparable hotel. (3)Includes non-comparable hotels and excludes unconsolidated joint ventures. (unaudited) ADR Occupancy RevPAR YTD17 YTD16 Change(1) YTD17 YTD16 Change(1) YTD17 YTD16 Change(1) Top 10 Hotels 1 Hilton Hawaiian Village Beach Resort $252.06 $242.38 4.0% 93.6% 94.0% (0.4)% pts $235.88 $227.87 3.5% 2 New York Hilton Midtown 271.24 271.89 (0.2) 83.3 84.0 (0.7) 225.86 228.41 (1.1) 3 Hilton San Francisco Union Square 261.13 269.83 (3.2) 80.7 87.0 (6.3) 210.67 234.78 (10.3) 4 Hilton Waikoloa Village 221.40 226.58 (2.3) 77.1 73.5 3.6 170.77 166.60 2.5 5 Hilton New Orleans Riverside 205.27 203.83 0.7 76.6 78.9 (2.4) 157.14 160.88 (2.3) 6 Hilton Chicago 189.65 191.79 (1.1) 69.6 65.2 4.4 132.01 125.04 5.6 7 Hilton Orlando Bonnet Creek 190.97 189.95 0.5 86.0 81.0 5.0 164.25 153.86 6.8 8 Parc 55 San Francisco - a Hilton Hotel 251.73 261.53 (3.7) 88.5 88.6 (0.1) 222.69 231.63 (3.9) 9 Waldorf Astoria Orlando 289.57 287.33 0.8 81.2 81.3 (0.1) 235.10 233.70 0.6 10 Casa Marina, A Waldorf Astoria Resort 409.78 419.93 (2.4) 87.0 85.8 1.2 356.59 360.38 (1.1) Sub-total Top 10 Hotels $242.97 $244.06 (0.4)% 82.8% 82.9% (0.2)% pts $201.12 $202.40 (0.6)% Top 11-25 Hotels $183.27 $178.32 2.8% 81.2% 82.1% (1.0)% pts $148.79 $146.47 1.6% Sub-total Top 25 Hotels $221.17 $219.89 0.6% 82.2% 82.6% (0.4)% pts $181.77 $181.72 0.0% All Other Consolidated Hotels $150.59 $143.91 4.6% 77.2% 75.8% 1.4% pts $116.21 $109.12 6.5% Total Consolidated Portfolio(2) $202.95 $200.62 1.2% 80.8% 80.8% — pts $164.05 $162.10 1.2% (1) Calculated based on unrounded numbers. (2) Includes non-comparable hotels and excludes unconsolidated joint ventures.

Portfolio and Operating Metrics (cont’d) Top 10 Assets: YTD 2017 vs. YTD 2016 (1)Calculated based on unrounded numbers. (2)Classified as a non-comparable hotel. (3)Includes non-comparable hotels and excludes unconsolidated joint ventures. (unaudited, dollars in millions) Hotel Adjusted EBITDA Hotel Revenue "Hotel Adjusted EBITDA Margin" YTD17 YTD16 Change(1) YTD17 YTD16 Change(1) YTD17 YTD16 Change Top 10 Hotels 1 Hilton Hawaiian Village Beach Resort $71 $66 7.6% $208 $194 7.3% 34.2% 34.1% 10 bps 2 New York Hilton Midtown 17 15 20.0 128 122 4.8 13.7% 12.0% 170 3 Hilton San Francisco Union Square 29 36 (19.3) 107 114 (6.3) 27.2% 31.6% (440) 4 Hilton Waikoloa Village 22 20 8.3 74 74 0.9 29.1% 27.1% 200 5 Hilton New Orleans Riverside 33 34 (2.9) 81 82 (1.1) 40.4% 41.1% (70) 6 Hilton Chicago 13 12 10.6 67 64 5.5 19.0% 18.2% 80 7 Hilton Orlando Bonnet Creek 26 25 5.8 68 66 2.7 38.6% 37.5% 110 8 Parc 55 San Francisco - a Hilton Hotel 15 16 (10.0) 49 50 (2.0) 30.3% 33.0% (270) 9 Waldorf Astoria Orlando 12 11 7.2 40 39 2.1 30.8% 29.3% 150 10 Casa Marina, A Waldorf Astoria Resort 13 13 (4.8) 29 29 (0.6) 43.5% 45.4% (190) Sub-total Top 10 Hotels $251 $248 1.2% $851 $834 2.1% 29.5% 29.7% (20) bps Top 11-25 Hotels $85 $89 (3.5)% $330 $328 0.4% 26.0% 27.1% (110) bps Sub-total Top 25 Hotels $336 $337 (0.1)% $1,181 $1,162 1.6% 28.5% 29.0% (50) bps All Other Consolidated Hotels $55 $51 7.7% $230 $218 5.7% 23.8% 23.3% 50 bps Total Consolidated Portfolio(2) $391 $388 1.0% $1,411 $1,380 2.3% 27.7% 28.1% (40) bps . (1) Calculated based on unrounded numbers. (2) Includes non-comparable hotels and excludes unconsolidated joint ventures.

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek Hilton San Francisco Union Square

Debt Summary Fixed and Variable Rate Debt (1)$1 billion available. (2)Assumes the exercise of all extensions that are exercisable solely at Park’s option. (3)Excludes $215 million of Park’s share of debt of its unconsolidated joint ventures. (unaudited, dollars in millions) Debt Collateral Interest Rate Maturity Date "As of June 30, 2017" Fixed Rate Debt Unsecured notes Unsecured 7.50% December 2017 $55 Mortgage loan DoubleTree Hotel Spokane City Center 3.55% October 2020 12 "Commercial mortgage-backed securities loan " Hilton San Francisco Union Square, Parc 55 San Francisco - a Hilton Hotel 4.11% November 2023 725 "Commercial mortgage-backed securities loan " Hilton Hawaiian Village Waikiki Beach Resort 4.20% November 2026 1,275 Mortgage loan The Fess Parker Santa Barbara Hotel - a DoubleTree Resort 4.17% December 2026 165 Capital lease obligations 15 Total Fixed Rate Debt 2,247 Variable Rate Debt Revolving credit facility(1) Unsecured L + 1.50% December 2021(2) — Term loan Unsecured L + 1.45% December 2021 750 Mortgage loan DoubleTree Hotel Ontario Airport L + 2.25% May 2022(2) 30 Total Variable Rate Debt 780 Less: unamortized deferred financing costs and discount (13) Total Debt(3) $3,014

Definitions Hilton Belfast Hilton Durban New York Hilton Midtown

Definitions EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates. Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude: Gains or losses on sales of assets for both consolidated and unconsolidated investments; Gains or losses on foreign currency transactions; Transition costs related to the Company’s establishment as an independent, publicly traded company; Share-based compensation expense; Non-cash impairment losses; and Other gains and losses that management believes are not representative of the Company’s current or future operating performance. Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, including both comparable and non-comparable hotels but excluding hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels. Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and to evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing results as reported under U.S. GAAP.

Definitions (cont’d) NAREIT FFO attributable to stockholders, Adjusted FFO attributable to stockholders, NAREIT FFO per share – Diluted and Adjusted FFO per share - Diluted NAREIT FFO attributable to stockholders and NAREIT FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income or loss attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by NAREIT in its April 2002 “White Paper on Funds From Operations,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, NAREIT adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company calculates NAREIT FFO per diluted share as NAREIT FFO divided by the number of fully diluted shares outstanding during a given operating period. The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts NAREIT FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:   Gains or losses on foreign currency transactions; Transition costs related to the Company’s establishment as an independent, publicly traded company; Share-based compensation expense; Litigation gains and losses outside the ordinary course of business; and Other gains and losses that management believes are not representative of the Company’s current or future operating performance.

Definitions (cont’d) Net Debt Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies. Net Debt to Adjusted EBITDA Ratio Net debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies. Comparable Hotels The Company presents certain data for its hotels on a comparable hotel basis as supplemental information for investors. The Company defines its comparable hotels as those hotels that: (i) were active and operating in the Company’s portfolio since January 1st of the previous year; and (ii) have not sustained substantial property damage, business interruption, undergone large-scale capital projects or for which comparable results are not available. The Company presents comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its comparable hotels. Of the 58 hotels that the Company consolidated as of September 30, 2017, 55 hotels have been classified as comparable hotels. Due to the conversion, or planned conversions, of a significant number of rooms at the Hilton Waikoloa Village in 2017 and Embassy Suites Washington DC Georgetown in 2016 to HGV timeshare units, and due to the effects of the hurricane at the Caribe Hilton in Puerto Rico and the expected continued effects from business interruption during the remainder of 2017 and well into 2018, the results from these properties were excluded from comparable hotels. Park’s comparable hotels as of September 30, 2016 also exclude the DoubleTree Hotel Missoula/Edgewater and the Hilton Templepatrick Hotel & Country Club, as these hotels were not retained by us as part of the spin-off.

Definitions (cont’d) Occupancy Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases. Average Daily Rate ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above. Revenue per Available Room Revenue per Available Room (“RevPAR”) represents rooms revenue divided by total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods for comparable hotels. References to RevPAR and ADR are presented on a comparable basis and references to RevPAR and ADR are presented on a currency neutral basis (prior periods are reflected using the current period exchange rates), unless otherwise noted. Pro-forma Certain financial measures and other information have been adjusted for the Company’s historical debt and related balances and interest expense to give the net effect to financing transactions that were completed prior to spin-off, incremental fees based on the terms of the post spin-off management agreements, adjustments to income tax expense based on the Company’s post spin-off REIT tax structure, the removal of costs incurred related to the spin-off and the establishment of Park as a separate public company and the estimated excise taxes on certain REIT leases. Further adjustments have been made to reflect the effects of hotels disposed of or acquired during the periods presented. When presenting such information, the amounts are identified as “Pro-forma.”

Analyst Coverage Analyst Company Phone Email Shaun Kelley Bank of America (646) 855-1005 shaun.kelley@baml.com Anthony Powell Barclays (212) 526-8768 anthony.powell@barclays.com Floris Van Dijkum Boenning & Scattergood (212) 922-3572 fvandijkum@boenninginc.com Ryan Meliker Canaccord Genuity (212) 389-8094 rmeliker@canaccordgenuity.com Chris Woronka Deutsche Bank (212) 250-9376 chris.woronka@db.com Stephen Grambling Goldman Sachs (212) 902-7832 stephen.grambling@gs.com Lukas Hartwich Green Street (949) 640-8780 lhartwich@greenst.com Whitney Stevenson JMP Securities (212) 906-3538 wstevenson@jmpsecurities.com Brian Dobson Nomura/Instinet (212) 310-5416 brian.dobson@instinet.com Bill Crow Raymond James (727) 567-2594 bill.crow@raymondjames.com Patrick Scholes SunTrust (212) 319-3915 patrick.scholes@suntrust.com Robin Farley UBS (212) 713-2060 robin.farley@ubs.com Rachael Rothman Susquehanna International Group (212) 514 4882 rachael.rothman@sig.com Jeff Donnelly Wells Fargo (617) 603-4262 jeff.donnelly@wellsfargo.com